UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2008

RHAPSODY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52203	20-4743916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Third Avenue, 40th Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 319-7676

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

RHAPSODY ACQUISITION CORP. (“RHAPSODY”) HAS HELD, AND INTENDS TO CONTINUE TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING RHAPSODY SECURITIES, REGARDING ITS MERGER WITH PRIMORIS CORPORATION (“PRIMORIS”), AS DESCRIBED IN RHAPSODY’S DEFINITIVE PROXY STATEMENT/PROSPECTUS, FILED JULY 10, 2008. THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBIT HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF RHAPSODY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN OCTOBER 2006, IS ACTING AS RHAPSODY’S INVESTMENT BANKER IN THESE EFFORTS, FOR WHICH IT WILL RECEIVE A FEE OF $360,000. ADDITIONALLY, THE UNDERWRITERS DEFERRED $414,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF RHAPSODY’S BUSINESS COMBINATION. RHAPSODY AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF RHAPSODY STOCKHOLDERS THAT IS SCHEDULED TO BE HELD ON JULY 31, 2008 TO APPROVE THE MERGER.

STOCKHOLDERS OF RHAPSODY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ RHAPSODY’S FINAL REGISTRATION STATEMENT, CONTAINING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH RHAPSODY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION. SUCH PERSONS MAY ALSO READ RHAPSODY’S FINAL PROSPECTUS, DATED OCTOBER 3, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE RHAPSODY OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WAS MAILED TO STOCKHOLDERS OF RECORD AS OF JULY 3, 2008. STOCKHOLDERS ALSO MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: RHAPSODY ACQUISITION CORP., 825 THIRD AVENUE, 40TH FLOOR, NEW YORK, NEW YORK 10022. THE REGISTRATION STATEMENT CONTAINING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 8.01. Other Events.

On July 21, 2008, Rhapsody Acquisition Corp. (“Rhapsody”) issued a press release announcing that the shareholders of Primoris Corporation (“Primoris”) voted unanimously to approve the Agreement and Plan of Merger, dated as of February 19, 2008 and amended on May 15, 2008, for the merger of Primoris into Rhapsody. The press release is included as Exhibit 99.1 hereto.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release dated July 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2008	RHAPSODY ACQUISITION CORP.

	By:	/s/ Eric S. Rosenfeld
Eric S. Rosenfeld
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated July 21, 2008.